                                                                    EXHIBIT 10.2

    APPROVAL OF PRICING FOR FIRST TWO BETA UNITS AND AUTHORIZATION TO PROCEED

The undersigned hereby confirm in writing the total price set forth below for the first two Beta units as described in the Specifications attached as Attachment A hereto. The undersigned acknowledge that this price is subject to adjustment due to change orders agreed to by the parties subsequent to June 28, 2005.

FemtoTrace hereby authorizes JMAR to proceed with the manufacture of the Beta-1 and Beta-2 Units in accordance with the approved Specifications, with such changes as are approved hereafter by the parties. The following reflects the pricing and estimated costs for the two Beta units as of June 28, 2005. JMAR will make adjustments to the total price if and to the extent that the change orders were not authorized in accordance with the March 2003 Agreement.

                    APPROVED PRICING FOR FIRST TWO BETA UNITS

                              FIRST TWO BETAS
        DESCRIPTION          (EX. B-1 PRICING)
        -----------          -----------------
Labor Hours                        3,968.7
Labor                           $  138,905
Labor Burden                        26,239
Overhead                           262,760
Material                            93,000
NRE                                 24,400
ODC                                  5,000
Consultants                         63,000
G&A                                251,209
                                ----------
Total Cost                         864,513
Cost Absorption (one-time)        (157,341)
                                ----------
Subtotal                           707,172
* Engineering Change Orders     $   53,334
                                ----------
Total including ECOs
(as of June 28, 2005)           $  760,506
                                ==========

* ECOs include $11,132 in materials for two units, plus associated G&A

Labor Rate  $35.00

Rates (per March 2003 Agreement):

Burden       18.89%
OH          159.11%
G&A          40.96%

NOTE: THIS ESTIMATE DOES NOT INCLUDE COSTS FOR LABOR AND MATERIAL FOR THE FOLLOWING ITEMS:

     -  SIM/Calibrant

     -  READ Optics

     -  Mini Pre-concentrator

     -  Hiden probe and RF Head

     -  Vacuum Chamber Flange

     -  Subsequent Engineering Change Orders
        approved in writing by FemtoTrace and JMAR

NOTE: THE PRICE SHALL BE ADJUSTED BY THE EXISTING CHANGE ORDER PROCESS TO REFLECT ANY COST REDUCTIONS RESULTING FROM THE PERFORMANCE OF WORK BY NORTHROP GRUMMAN OR ANY OUTSIDE CONTRACTORS HIRED BY OR THROUGH NORTHROP GRUMMAN WHICH IS IN SUBSTITUTION FOR JMAR WORK THAT IS INCLUDED IN THE FOREGOING PRICING. SUCH CHANGES SHALL BE PROMPTLY COMMUNICATED TO FEMTOTRACE. ALL PRICING CHANGES ARE SUBJECT TO AUDIT AT FEMTOTRACE'S REQUEST.

Dated: June 28, 2005

Agreed:

By: /s/ Jack L. Herz
    --------------------
    Jack L. Herz, President & CEO
     FEMTOTRACE, INC.

By: /s/ Ronald A. Walrod
    --------------------
    Ronald A. Walrod, President & CEO
     JMAR Technologies, Inc.

                                 SPECIFICATIONS
                                   (ATTACHED)

THE SPECIFICATIONS ARE AS PER THE TELECONFERENCE CDR OF TUESDAY JUNE 28,2005, AS ISSUED PRIOR TO THIS MEETING, AND SUBSEQUENTLY AMENDED PURSUANT TO THIS MEETING BY JAMIE GRAVELIN.

                                                       PURCHASE ORDER NO.
                                                           E-0505  JULY 27, 2005

[FEMTOTRACE LOGO]
                                        FEMTOTRACE, INC.

EAST COAST OFFICE, 35 NOVEMBER TRAIL, WESTON, CT 06883
TEL: (203) 226-0804,              FAX: (203) 226-2760

TO:
JMAR TECHNOLOGIES, INC.                   FROM:
5800 ARMADA DRIVE                         FEMTOTRACE, INC.
CARLSBAD, CA 92008                        35 NOVEMBER TRAIL
                                          WESTON, CT 06883

 TEL: (760) 602-3292                      BUYER: JACK L. HERZ, (203) 226-0804
 FAX: (760) 602-3299
E-MAIL: RWALROD@JMAR.COM

DELIVER TO ADDRESS:     FemtoTrace, Inc.        3670 West Temple Ave. #2400     Pomona, CA 91768
ATTENTION               Dr. Ara Chutjian

             DATE REQUIRED                    F.O.B.       SHIPPING METHOD      TERMS        DATE
--------------------------------------  -----------------  ---------------   ------------  ---------
Ship: Not later than December 15, 2005  S. Burlington, VT    Air Freight     30 days, net  7/27/2005

                                                        AS PER PROFORMA
                 DESCRIPTION                                INVOICE               UNIT PRICE    QUANTITY  PRICE, U.S. DOLLARS
                                                    ------------------------     ------------   --------  -------------------
Third Beta READ (designated as  EM-2) is for        and E-mails from J.          $ 151,162.00      1         $ 151,162.00
delivery to Consolidated Edison of New York,        Martinez (7-1-05) and T.
Inc.                                                Hall (7-21-05)

There will be no additional price increases         This Purchase Order is
unless FemtoTrace requests a change in              pursuant to the
specifications from those agreed to at the CDR      successful delivery of
of June 27, 2005, and such additional               the first two beta READ
specification and price changes are agreed to       units as per the
in writing by FemtoTrace.                           contract between
                                                    FemtoTrace and JMAR of
                                                    March 18, 2003.

                                                                                                 TOTAL       $ 151,162.00
                                                                                                 -----       ------------

SUBMITTED BY                      JACK L. HERZ
                                 PRESIDENT & CEO

AUTHORIZED SIGNATURE             /s/ JACK L. HERZ